UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2023
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii			001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440,	Honolulu,	Hawaii		96801
(Address of principal executive offices)				(Zip Code)
(808) 525-6611
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 25, 2023, the Board of Directors of Alexander & Baldwin, Inc. (the "Company") appointed Anthony J. Tommasino as the Company’s principal accounting officer, effective as of April 25, 2023. Mr. Tommasino, age 40, has served as Vice President and Controller of the Company since October 1, 2022. Previously, he served as the Director of Financial Reporting and Technical Accounting at the Company from June 2021 to September 2022, Director of Corporate Accounting at The Gas Company, LLC (Hawaii Gas) from March 2020 to June 2021, and as Audit Senior Manager at Deloitte & Touche LLP from September 2013 to March 2020.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 25, 2023, the Company held its Annual Meeting of Shareholders at which: (i) seven directors to the Company’s Board of Directors were elected, (ii) executive compensation was approved in an advisory vote, and (iii) the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The number of votes for, against, as well as the number of abstentions and broker non-votes, as to each matter voted upon at the Annual Meeting of Shareholders, were as follows:

(i) Election of Directors	For	Against	Abstain	Broker Non-Votes
Christopher J. Benjamin	60,971,995	483,248	139,292	3,930,398
Diana M. Laing	56,285,841	5,178,130	130,564	3,930,398
John T. Leong	61,101,046	359,598	133,891	3,930,398
Thomas A. Lewis, Jr.	61,177,967	279,421	137,147	3,930,398
Douglas M. Pasquale	55,712,784	5,745,923	135,828	3,930,398
Michele K. Saito	59,729,058	1,735,496	129,981	3,930,398
Eric K. Yeaman	57,518,210	3,937,487	138,838	3,930,398

(ii) Advisory Vote on Executive Compensation	For	Against	Abstain	Broker Non-Votes
	59,358,881	1,700,768	534,886	3,930,398

(iii) Ratification of Appointment of Independent Registered Public Accounting Firm	For	Against	Abstain	Broker Non-Votes
	63,501,433	1,968,917	54,583	--

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                        Date:  April 28, 2023

                        ALEXANDER & BALDWIN, INC.

                        /s/ Clayton K.Y. Chun
                        Clayton K.Y. Chun
                        Executive Vice President,
                        Chief Financial Officer and Treasurer